EXHIBIT 21 SUBSIDIARIES OF THE REGISTRANT
SUBSIDIARY	JURISDICTION OF INCORPORATION OR FORMATION

2010 Union L.P.	Delaware
2960 Beverage Corporation	Illinois
Abingdon Place of Gastonia Limited Partnership	North Carolina
Abingdon Place of Greensboro Limited Partnership	North Carolina
Abingdon Place of Lenoir Limited Partnership	North Carolina
AH Battery Park Member, LLC	Ohio
AH Battery Park Owner, LLC	Ohio
AH Illinois Owner, LLC	Delaware
AH Michigan CGP, Inc.	Ohio
AH Michigan Owner Limited Partnership	Ohio
AH Michigan Subordinated, LLC	Ohio
AH North Carolina Owner, LLC	Delaware
AH Ohio-Columbus Owner, LLC	Delaware
AH Pennsylvania CGP, Inc.	Ohio
AH Pennsylvania Owner Limited Partnership	Ohio
AH Pennsylvania Subordinated, LLC	Ohio
AH Texas CGP, Inc.	Ohio
AH Texas Owner Limited Partnership	Ohio
AH Texas Subordinated, LLC	Ohio
AHC Acquisitions, Inc.	Delaware
AHC Bayside, Inc.	Delaware
AHC Capital, Inc.	Delaware
AHC Clare Bridge of Gainesville, LLC	Delaware
AHC Exchange Corporation	Delaware
AHC Exchange Corporation II	Delaware
AHC Florham Park, LLC	Delaware
AHC Kansas II, Inc.	Delaware
AHC Monroe Township, LLC	Delaware
AHC PHN I, Inc.	Delaware
AHC Properties, Inc.	Delaware
AHC Purchaser Holding II, Inc.	Delaware
AHC Purchaser Holding, Inc.	Delaware
AHC Purchaser, Inc.	Delaware
AHC Richland Hills, LLC	Delaware
AHC Southland-Lakeland, LLC	Delaware
AHC Southland-Longwood, LLC	Delaware
AHC Southland-Melbourne, LLC	Delaware
AHC Southland-Ormond Beach, LLC	Delaware
AHC Sterling House of Brighton, LLC	Delaware
AHC Sterling House of Corsicana, LLC	Delaware
AHC Sterling House of Fairfield, LLC	Delaware
AHC Sterling House of Gainesville, LLC	Delaware
AHC Sterling House of Greenville, LLC	Delaware

AHC Sterling House of Harbison, LLC	Delaware
AHC Sterling House of Jacksonville, LLC	Delaware
AHC Sterling House of Lehigh Acres, LLC	Delaware
AHC Sterling House of Lewisville, LLC	Delaware
AHC Sterling House of Mansfield, LLC	Delaware
AHC Sterling House of Newark, LLC	Delaware
AHC Sterling House of Oklahoma City West, LLC	Delaware
AHC Sterling House of Panama City, LLC	Delaware
AHC Sterling House of Port Charlotte, LLC	Delaware
AHC Sterling House of Punta Gorda, LLC	Delaware
AHC Sterling House of Urbana, LLC	Delaware
AHC Sterling House of Venice, LLC	Delaware
AHC Sterling House of Washington Township, LLC	Delaware
AHC Sterling House of Weatherford, LLC	Delaware
AHC Sterling House of Youngstown, LLC	Delaware
AHC Trailside, Inc.	Delaware
AHC Villas of Albany Residential, LLC	Delaware
AHC Villas of the Atrium, LLC	Delaware
AHC Villas-Wynwood of Courtyard Albany, LLC	Delaware
AHC Villas-Wynwood of River Place, LLC	Delaware
AHC Wynwood of Rogue Valley, LLC	Delaware
Alabama Somerby, LLC	Delaware
ALI Elderly Living I, Inc.	Delaware
ALI Elderly Living II, Inc.	Delaware
ALI Elderly Living III, Inc.	Delaware
ALI Palmer Ranch East, Inc.	Delaware
ALS Canada, Inc.	Delaware
ALS Clare Bridge, Inc.	Delaware
ALS Crossings, Inc.	Delaware
ALS Financing, Inc.	Kansas
ALS Holdings, Inc.	Delaware
ALS Kansas, Inc.	Delaware
ALS Kenosha, Inc.	Delaware
ALS Leasing, Inc.	Delaware
ALS National SPE I, Inc.	Delaware
ALS National SPE II, Inc.	Delaware
ALS National SPE III, Inc.	Delaware
ALS National, Inc.	Delaware
ALS North America, Inc.	Delaware
ALS Olathe I, Inc.	Delaware
ALS Properties Holding Company, LLC	Delaware
ALS Properties Tenant I, LLC	Delaware
ALS Properties Tenant II, LLC	Delaware
ALS Silverwood, Inc.	Delaware
ALS Sparks Holding, Inc.	Delaware
ALS Stonefield, Inc.	Delaware
ALS Venture II, Inc.	Delaware
ALS Westwood, Inc.	Delaware
ALS Wisconsin Holdings, Inc.	Delaware
ALS Wovenhearts Minnesota, Inc.	Delaware

ALS Wovenhearts, Inc.	Delaware
ALS Wynwood, Inc.	Delaware
Alternative Living Services Home Care, Inc.	New York
Alternative Living Services-Midwest, Inc.	Michigan
Alternative Living Services-New York, Inc.	Delaware
Alterra Healthcare Corporation	Delaware
American Retirement Corporation	Tennessee
ARC Air Force Village, L.P.	Tennessee
ARC Aurora, LLC	Tennessee
ARC Bahia Oaks, Inc.	Tennessee
ARC Bay Pines, Inc.	Tennessee
ARC Boca Raton, Inc.	Tennessee
ARC Boynton Beach, LLC	Tennessee
ARC Bradenton HC, Inc.	Tennessee
ARC Bradenton Management, Inc.	Tennessee
ARC Bradenton RC, Inc.	Tennessee
ARC Brandywine GP, LLC	Tennessee
ARC Brandywine, L.P.	Delaware
ARC Brookmont Terrace, Inc.	Tennessee
ARC Carriage Club of Jacksonville, Inc.	Tennessee
ARC Castle Hills, L.P.	Tennessee
ARC Charlotte, Inc.	Tennessee
ARC Cleveland Heights, LLC	Tennessee
ARC Cleveland Park, LLC	Tennessee
ARC Coconut Creek Management, Inc.	Tennessee
ARC Coconut Creek, LLC	Tennessee
ARC Corpus Christi, LLC	Tennessee
ARC Countryside, LLC	Tennessee
ARC Creative Marketing, LLC	Tennessee
ARC Cypress Station, L.P.	Tennessee
ARC Cypress, LLC	Tennessee
ARC Deane Hill, LLC	Tennessee
ARC Delray Beach, LLC	Tennessee
ARC Denver Monaco, LLC	Delaware
ARC Epic Holding Company, Inc.	Tennessee
ARC Flint, Inc.	Tennessee
ARC FM GP Holdings, Inc.	Delaware
ARC FM Holding Company, LLC	Delaware
ARC FM Limited, LLC	Delaware
ARC Fort Austin Properties, LLC	Tennessee
ARC Freedom Square Management, Inc.	Tennessee
ARC Freedom, LLC	Tennessee
ARC Galleria Woods, Inc.	Tennessee
ARC Greenwood Village, Inc.	Tennessee
ARC Hampton Post Oak, Inc.	Tennessee
ARC HDV, LLC	Tennessee
ARC Heritage Club, Inc.	Tennessee
ARC Holland Real Estate Holdings, LLC	Delaware
ARC Holland, Inc.	Tennessee
ARC Holley Court Management, Inc.	Tennessee

ARC Holley Court, LLC	Tennessee
ARC Homewood Corpus Christi, L.P.	Tennessee
ARC Homewood Victoria, Inc.	Tennessee
ARC Houston Therapy GP, LLC	Tennessee
ARC Imperial Plaza, Inc.	Tennessee
ARC Imperial Services, Inc.	Tennessee
ARC LaBarc Real Estate Holdings, LLC	Delaware
ARC Lady Lake, Inc.	Tennessee
ARC Lake Seminole Square Real Estate Holdings, LLC	Delaware
ARC Lakeway II, L.P.	Tennessee
ARC Lakeway SNF, LLC	Tennessee
ARC Lakeway, L.P.	Tennessee
ARC Lakewood, LLC	Tennessee
ARC LifeMed, Inc.	Tennessee
ARC Lowry, LLC	Tennessee
ARC LP Holdings, LLC	Tennessee
ARC Management Corporation	Tennessee
ARC Management, LLC	Tennessee
ARC Minnetonka, LLC	Delaware
ARC Naples, LLC	Tennessee
ARC Northwest Hills, L.P.	Tennessee
ARC Oakhurst, Inc.	Tennessee
ARC Overland Park, LLC	Delaware
ARC Park Regency, Inc.	Tennessee
ARC Parklane, Inc.	Tennessee
ARC Partners II, Inc.	Tennessee
ARC Pearland, L.P.	Tennessee
ARC Pecan Park, L.P.	Tennessee
ARC Pecan Park/Padgett, Inc.	Tennessee
ARC Peoria II, Inc.	Tennessee
ARC Peoria, LLC	Tennessee
ARC Pharmacy Services, LLC	Tennessee
ARC Pinegate, L.P.	Tennessee
ARC Post Oak, L.P.	Tennessee
ARC Richmond Heights, LLC	Tennessee
ARC Richmond Place, Inc.	Delaware
ARC Rossmoor, Inc.	Tennessee
ARC Roswell, LLC	Delaware
ARC Santa Catalina, Inc.	Tennessee
ARC SCC, Inc.	Tennessee
ARC Scottsdale, LLC	Tennessee
ARC Shadow Lake, L.P.	Tennessee
ARC Shavano Park, Inc.	Tennessee
ARC Shavano, L.P.	Tennessee
ARC Somerby Holdings, Inc.	Tennessee
ARC Spring Shadow, L.P.	Tennessee
ARC Sun City Center Real Estate Holdings, LLC	Delaware
ARC Sun City Center, Inc.	Tennessee
ARC Sun City Golf Course, Inc.	Tennessee
ARC Sun City West, LLC	Delaware

ARC Sweet Life Rosehill, LLC	Tennessee
ARC Sweet Life Shawnee, LLC	Tennessee
ARC Tanglewood GP, LLC	Delaware
ARC Tanglewood, L.P.	Delaware
ARC Tarpon Springs, Inc.	Tennessee
ARC Tennessee GP, Inc.	Tennessee
ARC Therapy Services, LLC	Tennessee
ARC Tucson, LLC	Delaware
ARC Vegas, LLC	Delaware
ARC Victoria, L.P.	Tennessee
ARC Villages Holding Company, LLC	Delaware
ARC Villages IL, LLC	Delaware
ARC Villages, LLC	Delaware
ARC Westlake Village, Inc.	Tennessee
ARC Westover Hills, L.P.	Tennessee
ARC Willowbrook, L.P.	Tennessee
ARC Wilora Assisted Living, LLC	Tennessee
ARC Wilora Lake, Inc.	Tennessee
ARCLP Charlotte, LLC	Tennessee
ARCPI Holdings, Inc.	Delaware
Asheville Manor Limited Partnership	North Carolina
Assisted Living Properties, Inc.	Kansas
Bayswater Associates, L.P.	Delaware
BCI Construction, Inc.	Kansas
BCINC, Inc.	Kansas
Belleville Associates	Illinois
BLC Acquisitions, Inc.	Delaware
BLC Adrian-GC, LLC	Delaware
BLC AH Investor Acquisition, LLC	Delaware
BLC Albuquerque-GC, LLC	Delaware
BLC Atrium at San Jose, L.P.	Delaware
BLC Atrium at San Jose, LLC	Delaware
BLC Atrium-Jacksonville SNF, LLC	Delaware
BLC Atrium-Jacksonville, LLC	Delaware
BLC Barton Stone, LLC	Delaware
BLC Belleville-GC, LLC	Delaware
BLC Brendenwood, LLC	Delaware
BLC Bristol-GC, LLC	Delaware
BLC Brookdale Place of San Marcos, L.P.	Delaware
BLC Brookdale Place of San Marcos, LLC	Delaware
BLC California, L.P.	Delaware
BLC California, LLC	Delaware
BLC Cedar Springs, LLC	Delaware
BLC Chancellor-Lodi LH, LLC	Delaware
BLC Chancellor-Lodi, Inc.	Delaware
BLC Chancellor-Lodi, L.P.	Delaware
BLC Chancellor-Murrieta LH, LLC	Delaware
BLC Chancellor-Murrieta, Inc.	Delaware
BLC Chancellor-Murrieta, L.P.	Delaware
BLC Chancellor-Murrieta, LLC	Delaware

BLC Chancellor-Windsor, Inc.	Delaware
BLC Chancellor-Windsor, L.P.	Delaware
BLC Chatfield, LLC	Delaware
BLC Club Hill, L.P.	Delaware
BLC Crystal Bay, LLC	Delaware
BLC Cypress Village, LLC	Delaware
BLC Dayton-GC, LLC	Delaware
BLC Devonshire of Hoffman Estates, LLC	Delaware
BLC Devonshire of Lisle, LLC	Delaware
BLC Edina Park Plaza, LLC	Delaware
BLC Emerald Crossings, LLC	Delaware
BLC Farmington Hills-GC, LLC	Delaware
BLC Federal Way LH, LLC	Delaware
BLC Federal Way, LLC	Delaware
BLC Finance I, LLC	Delaware
BLC Findlay-GC, LLC	Delaware
BLC Fort Myers-GC, LLC	Delaware
BLC Foxwood Springs, LLC	Delaware
BLC Gables at Farmington, LLC	Delaware
BLC Gables-Monrovia, Inc.	Delaware
BLC Gables-Monrovia, L.P.	Delaware
BLC Gardens-Chino LH, LLC	Delaware
BLC Gardens-Chino, Inc.	Delaware
BLC Gardens-Chino, L.P.	Delaware
BLC Gardens-Santa Monica LH, LLC	Delaware
BLC Gardens-Santa Monica, Inc.	Delaware
BLC Gardens-Santa Monica, L.P.	Delaware
BLC Gardens-Tarzana Holding, LLC	Delaware
BLC Gardens-Tarzana, Inc.	Delaware
BLC Gardens-Tarzana, L.P.	Delaware
BLC Gardens-Tarzana, LLC	Delaware
BLC GC Member, LLC	Delaware
BLC GC Texas, L.P.	Delaware
BLC GFB Member, LLC	Delaware
BLC Glenwood-Gardens AL, L.P.	Delaware
BLC Glenwood-Gardens AL-LH, LLC	Delaware
BLC Glenwood-Gardens SNF, Inc.	Delaware
BLC Glenwood-Gardens SNF, L.P.	Delaware
BLC Glenwood-Gardens SNF-LH, LLC	Delaware
BLC Glenwood-Gardens, Inc.	Delaware
BLC Hawthorne Lakes, LLC	Delaware
BLC Homes of Cypress, LLC	Delaware
BLC Inn at the Park, Inc.	Delaware
BLC Inn at the Park, L.P.	Delaware
BLC Island Lake, LLC	Delaware
BLC Jackson Oaks, LLC	Delaware
BLC Kansas City-GC, LLC	Delaware
BLC Kansas, LLC	Delaware
BLC Kenwood of Lake View, LLC	Delaware
BLC Las Vegas-GC, LLC	Delaware

BLC Lenoir, LLC	Delaware
BLC Lexington, Inc.	Delaware
BLC Lexington, L.P.	Delaware
BLC Lodge at Paulin, Inc.	Delaware
BLC Lodge at Paulin, L.P.	Delaware
BLC Lubbock-GC, L.P.	Delaware
BLC Lubbock-GC, LLC	Delaware
BLC Management of Texas, LLC	Delaware
BLC Management-3, LLC	Delaware
BLC Mirage Inn, Inc.	Delaware
BLC Mirage Inn, L.P.	Delaware
BLC Montrose, LLC	Delaware
BLC New York Holdings, Inc.	Delaware
BLC Nohl Ranch, Inc.	Delaware
BLC Nohl Ranch, L.P.	Delaware
BLC Oak Tree Villa, Inc.	Delaware
BLC Oak Tree Villa, L.P.	Delaware
BLC Oakview Terrace, LLC	Delaware
BLC Ocean House, Inc	Delaware
BLC Ocean House, L.P.	Delaware
BLC of Texas-II, L.P.	Delaware
BLC Oklahoma, LLC	Delaware
BLC Overland Park-GC, LLC	Delaware
BLC Pacific Inn, Inc.	Delaware
BLC Pacific Inn, L.P.	Delaware
BLC Park Place, LLC	Delaware
BLC Patriot Heights, L.P.	Delaware
BLC Patriot Heights, LLC	Delaware
BLC Pennington Place, LLC	Delaware
BLC Pinecastle, LLC	Delaware
BLC Ponce de Leon, LLC	Delaware
BLC Properties I, LLC	Delaware
BLC Ramsey, LLC	Delaware
BLC Regency-San Jose, Inc.	Delaware
BLC Regency-San Jose, L.P.	Delaware
BLC River Bay Club, LLC	Delaware
BLC Robin Run, L.P.	Delaware
BLC Robin Run, LLC	Delaware
BLC Robinswood Pointe, LLC	Delaware
BLC Roman Court, LLC	Delaware
BLC Roswell, LLC	Delaware
BLC Sand Point, LLC	Delaware
BLC Sheridan, LLC	Delaware
BLC Southerland Place-Germantown, LLC	Delaware
BLC Southerland Place-Mandeville, LLC	Delaware
BLC Southerland Place-Midlothian, LLC	Delaware
BLC Springfield-GC, LLC	Delaware
BLC Springs at East Mesa, LLC	Delaware
BLC Tampa-GC, LLC	Delaware
BLC Tavares-GC, LLC	Delaware

BLC The Berkshire of Castleton, L.P.	Delaware
BLC The Berkshire of Castleton, LLC	Delaware
BLC The Fairways LH, LLC	Delaware
BLC The Fairways, LLC	Delaware
BLC The Gables at Brighton, LLC	Delaware
BLC The Hallmark, LLC	Delaware
BLC The Heritage of Des Plaines, LLC	Delaware
BLC The Willows, LLC	Delaware
BLC Victorian Manor, LLC	Delaware
BLC Village at Skyline, LLC	Delaware
BLC Wellington-Athens, LLC	Delaware
BLC Wellington-Cleveland, LLC	Delaware
BLC Wellington-Colonial Heights, LLC	Delaware
BLC Wellington-Fort Walton Beach, LLC	Delaware
BLC Wellington-Gardens, LLC	Delaware
BLC Wellington-Greeneville TN, LLC	Delaware
BLC Wellington-Greenville MS, LLC	Delaware
BLC Wellington-Hampton Cove, LLC	Delaware
BLC Wellington-Hixson, LLC	Delaware
BLC Wellington-Johnson City, LLC	Delaware
BLC Wellington-Kennesaw, LLC	Delaware
BLC Wellington-Kingston, LLC	Delaware
BLC Wellington-Maryville, LLC	Delaware
BLC Wellington-Newport, LLC	Delaware
BLC Wellington-Rancho Mirage, L.P.	Delaware
BLC Wellington-Rancho Mirage, LLC	Delaware
BLC Wellington-Sea, LLC	Delaware
BLC Wellington-Sevierville, LLC	Delaware
BLC Wellington-Shoals, LLC	Delaware
BLC Westwood, LLC	Delaware
BLC Williamsburg, LLC	Delaware
BLC Windsor Place, LLC	Delaware
BLC Woodside Terrace, L.P.	Delaware
BLC Woodside Terrace, LLC	Delaware
Brighton Manor Associates, L.P.	Delaware
Brookdale Chancellor, Inc	Delaware
Brookdale Class B, LLC	Delaware
Brookdale Corporate, LLC	Delaware
Brookdale Cypress Management, LLC	Delaware
Brookdale Cypress Management-Texas, L.P.	Delaware
Brookdale Development, LLC	Delaware
Brookdale F&B, LLC	Delaware
Brookdale Gardens Holding I, LLC	Delaware
Brookdale Gardens Holding II, LLC	Delaware
Brookdale Gardens Holding III LLC	Delaware
Brookdale Gardens, Inc.	Delaware
Brookdale Liberty, Inc.	Delaware
Brookdale Living Communities of Florida, Inc.	Delaware
Brookdale Living Communities of Florida-PB, LLC	Delaware
Brookdale Living Communities of Florida-PO, LLC	Delaware

Brookdale Living Communities of Illinois-DNC, LLC	Delaware
Brookdale Living Communities of Illinois-GE, Inc.	Florida
Brookdale Living Communities of Illinois-GV, LLC	Delaware
Brookdale Living Communities of Illinois-Huntley, LLC	Delaware
Brookdale Living Communities of Michigan, Inc.	Delaware
Brookdale Living Communities of Missouri-CC, LLC	Delaware
Brookdale Living Communities of New York-BPC, Inc.	Delaware
Brookdale Living Communities of North Carolina, Inc.	Delaware
Brookdale Living Communities of Ohio-SP, LLC	Delaware
Brookdale Living Communities of Pennsylvania-ML, Inc.	Delaware
Brookdale Living Communities of Texas, Inc.	Delaware
Brookdale Living Communities of Texas-Club Hill, LLC	Delaware
Brookdale Living Communities of Texas-II, Inc.	Delaware
Brookdale Living Communities, Inc.	Delaware
Brookdale Living Communities-GC Texas, Inc.	Delaware
Brookdale Living Communities-GC, LLC	Delaware
Brookdale Management – Tanglewood, L.P.	Delaware
Brookdale Management Holding, LLC	Delaware
Brookdale Management of California, LLC	Delaware
Brookdale Management of Florida-PO, LLC	Delaware
Brookdale Management of Illinois-GV, LLC	Delaware
Brookdale Management of Maine-HC, LLC	Delaware
Brookdale Management of New Jersey-CC, LLC	Delaware
Brookdale Management of Texas, LP	Delaware
Brookdale Management Services, LLC	Delaware
Brookdale Management-Akron, LLC	Delaware
Brookdale Management-DP, LLC	Delaware
Brookdale Management-II, LLC	Delaware
Brookdale Operations, LLC	Delaware
Brookdale Provident Management, LLC	Delaware
Brookdale Provident Properties, LLC	Delaware
Brookdale Senior Housing, LLC	Delaware
Brookdale Services of New Jersey-CC, LLC	Delaware
Brookdale Wellington Lessee, Inc.	Delaware
Brookdale Wellington, Inc.	Delaware
Brookstead Associates	Ohio
Burlington Manor ALZ, LLC	North Carolina
Burlington Manor, LLC	North Carolina
Cambridge Retirement Village, L.P.	Texas
Carolina House of Asheboro, LLC	North Carolina
Carolina House of Bluffton, LLC	North Carolina
Carolina House of Cary, LLC	North Carolina
Carolina House of Chapel Hill, LLC	North Carolina
Carolina House of Charlotte, LLC	North Carolina
Carolina House of Durham, LLC	North Carolina
Carolina House of Elizabeth City, LLC	North Carolina
Carolina House of Florence, LLC	North Carolina
Carolina House of Forest City, LLC	North Carolina
Carolina House of Greenville, LLC	North Carolina
Carolina House of Hilton Head, LLC	North Carolina

Carolina House of Lexington, LLC	North Carolina
Carolina House of Morehead City, LLC	North Carolina
Carolina House of Reidsville, LLC	North Carolina
Carolina House of Smithfield, LLC	North Carolina
Carolina House of the Village of Pinehurst, LLC	North Carolina
Carolina House of Wake Forest, LLC	North Carolina
Churchill Manor Associates, L.P.	Delaware
Cloverleaf Associates, L.P.	Delaware
Cloverleaf Associates, L.P. II	Delaware
Cloverleaf Associates, L.P. III	Delaware
Cloverset Place, L.P.	Delaware
Cloverset Valley Associates, L.P.	Delaware
CMCP Club Hill, L.P.	Delaware
CMCP Island Lake, LLC	Delaware
CMCP Montrose, LLC	Delaware
CMCP Pinecastle, LLC	Delaware
CMCP Properties, Inc.	Delaware
CMCP Roswell, LLC	Delaware
CMCP Texas, Inc.	Delaware
CMCP Williamsburg, LLC	Delaware
Concord Manor Limited Partnership	North Carolina
Concorde Associates, L.P.	Delaware
Coventry Corporation, Inc.	Kansas
Crossing Management, Inc.	Washington
Crossings International Corporation	Washington
Cypress Arlington & Leawood JV, LLC	Delaware
Cypress Arlington GP, LLC	Delaware
Cypress Arlington, L.P.	Delaware
Cypress Dallas & Ft. Worth JV, LLC	Delaware
Cypress Dallas GP, LLC	Delaware
Cypress Dallas, L.P.	Delaware
Cypress Ft. Worth GP, LLC	Delaware
Cypress Ft. Worth LP	Delaware
Cypress Leawood, LLC	Delaware
Danville Place I, LLC	Virginia
Danville Place Special Management, LLC	North Carolina
Denver Lowry JV Holding Company, LLC	Delaware
Denver Lowry JV SPE, LLC	Delaware
Denver Lowry JV, LLC	Delaware
Devon Associates	Michigan
Eden Estates, LLC	North Carolina
Essex Associates, L.P.	Delaware
FEBC-ALT Holdings Inc.	Delaware
FEBC-ALT Investors LLC	Delaware
FIT Cypress Homes LLC	Delaware
FIT Cypress Village LLC	Delaware
FIT Foxwood Springs Homes LLC	Delaware
FIT Foxwood Springs LLC	Delaware
FIT Kansas Christian LLC	Delaware
FIT Oklahoma Christian LLC	Delaware

FIT Patriot Heights GP LLC	Delaware
FIT Patriot Heights LP	Delaware
FIT Ramsey LLC	Delaware
FIT REN Holdings GP Inc.	Delaware
FIT REN LLC	Delaware
FIT REN Mirage Inn LP	Delaware
FIT REN Nohl Ranch LP	Delaware
FIT REN Oak Tree LP	Delaware
FIT REN Ocean House LP	Delaware
FIT REN Pacific Inn LP	Delaware
FIT REN Park LP	Delaware
FIT REN Paulin Creek LP	Delaware
FIT REN The Gables LP	Delaware
FIT REN The Lexington LP	Delaware
FIT Robin Run GP Inc.	Delaware
FIT Robin Run LP	Delaware
FIT Skyline LLC	Delaware
Flamingo Vista Associates L.P.	Nevada
Flint Michigan Retirement Housing, LLC	Michigan
Fort Austin Limited Partnership	Texas
Fortress CCRC Acquisition LLC	Delaware
Freedom Group-Lake Seminole Square, Inc.	Tennessee
Freedom Group-Naples Management Company, Inc.	Tennessee
Freedom Village of Bradenton Holding Company, LLC	Delaware
Freedom Village of Bradenton, LLC	Delaware
Freedom Village of Holland Michigan	Michigan
Freedom Village of Sun City Center, Ltd.	Florida
FV SPE, LLC	Delaware
Gaston Manor, LLC	North Carolina
Gaston Place, LLC	North Carolina
Gastonia Village, LLC	North Carolina
GFB AS Adrian GP, LLC	Delaware
GFB AS Adrian Loan, L.P.	Delaware
GFB AS Flamingo GP, LLC	Delaware
GFB AS Flamingo Loan, L.P.	Delaware
GFB AS Investors, LLC	Delaware
GFB AS LP, LLC	Delaware
GFB AS Morristown GP, LLC	Delaware
GFB AS Morristown Loan, L.P.	Delaware
GFB AS Paradise GP, LLC	Delaware
GFB AS Paradise Loan, L.P.	Delaware
GFB AS TO LLC	Delaware
GFB AS Twin Lakes GP, LLC	Delaware
GFB AS Twin Lakes Loan, L.P.	Delaware
GFB AS West Oak GP, LLC	Delaware
GFB AS West Oak Loan, L.P.	Delaware
GFB AS Westland GP, LLC	Delaware
GFB AS Westland Loan, L.P.	Delaware
GFB Belleville/Essex, Inc.	Delaware
GFB Cambridge/Lubbock, Inc.	Delaware

GFB Cloverset/Cloverleaf, Inc.	Delaware
GFB Devon/Windsor, Inc.	Delaware
GFB Flamingo/Sierra Vista, Inc.	Delaware
GFB Paradise, Inc.	Delaware
GFB Springfield/Millbrook, Inc.	Delaware
Grand Court Adrian Associates	Michigan
Grand Court Albuquerque Associates	New Mexico
Grand Court Bayshore Associates	Florida
Grand Court Bryan Station Associates	Texas
Grand Court Facilities, Inc., III	Delaware
Grand Court Facilities, Inc., IV	Delaware
Grand Court Facilities, Inc., IX	Delaware
Grand Court Facilities, Inc., VI	Delaware
Grand Court Facilities, Inc., XV	Delaware
Grand Court Facilities, Inc., XVI	Delaware
Grand Court Facilities, Inc., XVIII	Delaware
Grand Court Morristown Associates	Tennessee
Grand Court Overland Park Associates	Kansas
Grand Court Westland Associates	Michigan
Greensboro Manor Limited Partnership	North Carolina
Heartland Retirement Services, Inc.	Wisconsin
Henley Associates, L.P.	Delaware
Hickory Manor, LLC	North Carolina
High Point Manor at Skeet Club Limited Partnership	North Carolina
High Point Manor Limited Partnership	North Carolina
High Point Place, LLC	North Carolina
Homewood at Brookmont Terrace, LLC	Tennessee
Innovative Senior Care Home Health of Tampa, LLC	Delaware
KG Missouri-CC Owner, LLC	Delaware
KGC Operator, Inc.	Delaware
KGC Shoreline Operator, Inc.	Delaware
Knightsbridge Associates, L.P.	Delaware
KPS Dallas Limited Partnership	Delaware
KPS Denver, LLC	Delaware
KPS Phoenix, LLC	Delaware
KPS San Antonio Limited Partnership	Delaware
LaBarc, L.P.	Tennessee
Lake Seminole Square Management Company, Inc.	Tennessee
Leisure Facilities, Inc., III	Delaware
Leisure Facilities, Inc., IV	Delaware
Leisure Facilities, Inc., IX	Delaware
Leisure Facilities, Inc., V	Delaware
Liberty Place Associates	Virginia
LifeMed LLC	Delaware
Lubbock Village Associates, L.P.	Texas
Manchester Manor Associates, L.P.	Delaware
Millbrook Hills Associates, L.P.	Delaware
Niagara Land Holding Company, LLC	New York
Paradise Retirement Center, L.P.	Arizona
Paradise Valley Associates, L.P.	Delaware

Park Place Investments, LLC	Delaware
Plaza Professional Pharmacy, Inc.	Virginia
Pomacy Corporation	Delaware
Reynolda Park Limited Partnership	North Carolina
Rockland Veterans Memorial Drive, LLC	New York
Roswell Therapy Services, LLC	Delaware
SALI Acquisition 1-A/GP, LLC	North Carolina
SALI Acquisition 1-A/LP, LLC	North Carolina
SALI Acquisition III/GP, LLC	North Carolina
SALI Acquisition III/LP, LLC	North Carolina
SALI Assets, LLC	North Carolina
SALI Management Advisors, LLC	North Carolina
SALI Management Services I, LLC	North Carolina
SALI Management Services II, LLC	North Carolina
SALI Management Services III, LLC	North Carolina
SALI Martinsville, LLC	North Carolina
SALI Monroe Square, LLC	North Carolina
SALI Tenant, LLC	North Carolina
SALI Williamsburg, LLC	North Carolina
Salisbury Gardens, LLC	North Carolina
Senior Houston Therapy, L.P.	Texas
SHP-ARC II, LLC	Delaware
Sierra Vista Associates, L.P.	Delaware
Sinclair Associates, L.P.	Delaware
Springfield/Findlay Associates	Ohio
Statesville Manor Limited Partnership	North Carolina
Statesville Manor on Peachtree ALZ, LLC	North Carolina
Statesville Place, LLC	North Carolina
T Lakes LC	Florida
TabSafe Medical Prescription Services, LLC	Georgia
TabSafe Medical Services, Inc.	Georgia
TabSafe Medical Services, LLC	Delaware
Tavares Center Associates	Florida
Trinity Towers Limited Partnership	Tennessee
Twin Lakes L.P.	Oklahoma
Union Park , LLC	North Carolina
Victoria Manor Associates, L.P.	Delaware
Warwick Associates, L.P.	Delaware
Waterford Shores Associates L.P.	Delaware
Waterford Shores Associates L.P. II	Delaware
Weddington Park Limited Partnership	North Carolina
West Oak Associates,	Michigan
Western Oak Associates, L.P.	Delaware
Windsor Associates, L.P.	Delaware
Wovencare Systems, Inc.	Wisconsin